INTEREST RATE RISK	12 Months Ended
Dec. 31, 2013
Interest Rate Risk [Abstract]
Credit Risk And Interest Rate Risk Disclosure [Text Block]
23.	INTEREST RATE RISK

The Group does not have any borrowings or derivative financial instruments as of December 31, 2013 and believes its exposure to interest rate risk is not material. As of December 2012, the Group was exposed to interest rate risk arising from short-term variable rate borrowings from time to time. The Group’s future interest expense would fluctuate in line with any change in borrowing rates. The Group did not have any derivative financial instruments as of December 31, 2012 and believes its exposure to interest rate risk is not material.